CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the "Agreement") is entered into and effective as of the 24th day of January, 2005 by and between Sanjeev Pamnani (the
"Consultant"),  and  CUSTOM  BRANDED  NETWORKS,  INC.,  a  Nevada  corporation
("CBNK").

                                    RECITALS

A. CBNK desires to engage the services of the Consultant with respect to the business development of CBNK.

B. The Consultant desires to provide such services to CBNK as a contractor pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises contained herein, the parties hereby agree as follows:

                                    AGREEMENT

1. Term of Agreement. This Agreement shall be for a term of three months and shall renewable for three month terms as agreed to between the parties.

2. Duties of Consultant. During the term of this Agreement, Consultant shall provide business consulting services to CBNK as directed by the board of directors of CBNK from time to time. Consultant's services shall include research into prospective business venues that may be beneficial to the Company, seeking out such business opportunities and the making of introductions and any and all other business consultations on matters that may be of intrinsic value to the Company in developing and promoting the business enterprises of the Company.

3. Devotion to Duty. Consultant agrees to devote such time as is reasonable on an "as needed" basis with respect to the consulting services. Consultant is free to represent or perform services for other clients, provided it does not interfere with the duties contained in this Agreement.

4. Compensation. In consideration of entering into this Agreement, CBNK shall issue to Consultant a total of 550,000 shares of CBNK's common stock which shares are fully paid upon the execution hereof and the binding of the Consultant to the obligations herein. CBNK agrees that prior to being issued the shares will be registered on Form S-8 with the Securities and Exchange Commission and will therefore be unrestricted shares in the hands of the Consultant.

5. Nondisclosure of Information. Consultant agrees that it will not at any time, in any fashion, form or manner, either directly or indirectly, divulge, disclose or communicate to any person, firm or corporation, in any manner whatsoever, any information of any kind, nature or description concerning any matters affecting or relating to the business of CBNK.

6. Assignment of Agreement. Due to the personal nature of the services to be rendered by the Consultant, this Agreement may not be assigned by the Consultant without the prior written consent of CBNK.

7.     Prohibited  Activities.     Consulting  services  provided  under  this
agreement  shall  not  include:
- services in connection with the offer or sale of securities in a capital-raising transaction;
- services that directly or indirectly promote or maintain a market for the securities of CBNK including without limitation the dissemination of information that reasonably may be expected to sustain or raise or otherwise influence the price of the securities;
-     services  providing  investor  relations  or  shareholder  communications;
-     consultation  on  mergers  that  take  a  private  company  public;
- consultation in connection with financing that involves any securities issuance, whether equity or debt.

8. Co-operation of Parties. The parties further agree that they will do all things necessary to accomplish and facilitate the purpose of this Agreement and that they will sign and execute any and all documents necessary to bring about and prefect the purposes of this Agreement.

9. Interpretation of Agreement. The parties agree that should any provision of this Agreement be found to be ambiguous in any way, such ambiguity shall not be resolved by construing such provisions or any part of or the entire Agreement in favor of or against any party herein, but rather by construing the terms of this Agreement fairly and reasonably in accordance with their generally accepted meaning.

10. Modification of Agreement. This Agreement may be amended or modified in any way and at any time by an instrument in writing, signed by each of the parties hereto, stating the manner in which it is amended or modified. Any such writing amending or modifying of this Agreement shall be attached to and kept with this Agreement.

11. Legal Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of the Agreement, the successful or prevailing party shall be entitled to recover reasonable legal fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

12. Entire Agreement. This Agreement constitutes the entire Agreement and understanding of the parties hereto with respect to the matters herein set forth, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and cancelled by this Agreement.

13. Counterparts. This Agreement may be signed in one or more counterparts.

14.     Facsimile  Transmission  Signatures.  A  signature  received pursuant to
                                           -
a facsimile transmission shall be sufficient to bind a party to this Agreement.

15. Recitals. The recitals set forth in the forepart of this document are incorporated herein by this reference and are made a part hereof as though fully set forth herein.

DATED  effective  this  24th  day  of  January,  2005.



CUSTOM  BRANDED  NETWORKS,  INC.     Consultant

/s/ Paul G. Carter                     /s/ Sanjeev Pamnani
__________________________          _________________________________
Paul  G.  Carter,  President               Sanjeev  Pamnani